Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2025
Accrued Expenses and Other Current Liabilities [Abstract]
Accrued expenses and other current liabilities

Note 11 – Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31, 2025	December 31, 2024

Customer security deposits (a)	$120,362	$138,150
Payroll payable	874,790	696,594
Other payables	163,361	132,661
Total	$1,158,513	$967,405

a.	The majority of customer security deposits are from distributors who make bulk purchases from the Company. The Company offers these customers favorable pricing but requires each of these customers to maintain a certain amount of security deposit to be a sales distributor. The deposits are interest-free and shall be returned to those customers when customers terminate their distribution relationship with the Company.